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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): January 25, 2006

                         AMERICAN ITALIAN PASTA COMPANY
                            (Exact Name of Registrant
                            as Specified in Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       001-13403                                          84-1032638
(Commission File Number)                       (IRS Employer Identification No.)

   4100 N. Mulberry Drive, Suite 200,
         Kansas City, Missouri                               64116
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (816) 584-5000

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     [ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     [ ]  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     [ ]  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

     Mr.  Horst W.  Schroeder  resigned  from the Board of Directors of American
Italian  Pasta  Company  (the  "Company")   effective   January  25,  2006  (the
"Termination  Date"). Mr. Schroeder previously resigned as Chairman of the Board of the Company  effective  October 17, 2005.  On January 25,  2006,  the Company
entered  into a  Separation  Agreement  (the  "Separation  Agreement")  with Mr.
Schroeder. The Separation Agreement provides that Mr. Schroeder will receive (1)
$120,000,  less  applicable  taxes,  which is equal to the  minimum  annual base compensation as defined in his employment agreement with the Company dated as of
January 14, 2003 (the  "Employment  Agreement"),  and (2)  continued  healthcare benefits  until  September  30,  2006.  Participation  in all other  benefit and compensation  plans and  arrangements  ceased  as of the  Termination  Date.  In addition,  pursuant to the Separation  Agreement the Company agreed to reimburse
HWS & Associates,  Inc., a management consulting firm owned by Mr. Schroeder, in the amount of $40,500 for certain  costs and expenses,  which  satisfies in full any and all obligations of the Company to Mr. Schroeder in respect of the letter agreements between the Company and HWS & Associates, Inc. dated as of October 1,
1999 and January 21, 2002.  Vesting of stock options and restricted stock ceased as of the Termination  Date. Stock options vested as of the Termination Date may be exercised for a period of three months after the Termination Date.

     The  Company's  obligations  to make  payments to Mr.  Schroeder  under the
Separation  Agreement and his ability to exercise  stock options are  contingent upon his  compliance  with  the  provisions  of the  Separation  Agreement.  Mr.
Schroeder  must  also  cooperate  reasonably  with  the  Company  and its  Audit
Committee in any investigations.

     Under the Separation Agreement, Mr. Schroeder agreed to release the Company from all claims  other than certain  indemnification  claims.  In addition,  the non-compete  provisions  of the  Employment  Agreement  remain in effect for two years.  The  confidentiality  provisions of the Employment  Agreement  remain in effect indefinitely.

     A copy of the Separation  Agreement is hereby incorporated by reference and attached hereto as Exhibit 10.1.

Item 1.02 Termination of a Material Definitive Agreement

     As a result  of his  resignation,  the  Employment  Agreement  between  Mr.
Schroeder and the Company  terminated  as of the  Termination  Date,  except for those provisions which continue under the Separation Agreement,  as described in
Item 1.01 above.

Item 5.02 Departure of Directors or Principal  Officers;  Election of Directors;
Appointment of Principal Officers

     Effective  January 25, 2006, Horst W. Schroeder  resigned from the Board of
Directors.

     Effective January 26, James Fogarty was named President, in addition to his current role as Chief  Executive  Officer of the  Company.  See Item 5.02 of the
Company's  Current  Report on Form 8-K  filed on  October  4,  2005 for  further information regarding Mr. Fogarty.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits.

     10.1 Separation  Agreement between the Company and Horst W. Schroeder dated
January 25, 2006

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                        AMERICAN ITALIAN PASTA COMPANY

Date:   January 31, 2006                By:  /s/   George D. Shadid
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                                           Name:   George D. Shadid
                                           Title:  Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description

10.1                Separation Agreement between the Company and Horst W.
                    Schroeder dated January 25, 2006